UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 2, 2004


                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                  000-50221              88-0462762
  (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)          File Number)        Identification No.)



Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland            20852-4821
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (301) 984-1566

                                 Not Applicable
   ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNNACE AND MANAGEMENT

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      On September 2, 2004, the Board of Directors of InforMedix, Holdings, Inc. (the "Company") adopted a new Corporate Code of Conduct and Ethics, in the form attached hereto as Exhibit 14.1, which applies to all employees of the Company and its subsidiaries and all members of the Company's senior management, including the Company's Chief Executive Officer, President and Chief Financial Officer, and every member of the Company's Board of Directors, even if such member is not employed by the Company. This Corporate Code of Conduct and Ethics replaces in its entirety the InforMedix Holdings, Inc. Code of Ethics dated March 2004, as filed with the Securities and Exchange Commission on April 5, 2004 as Exhibit 14.1 to the Company's Form 10-KSB.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

Not Applicable

(b)      Pro forma financial information.

Not Applicable

(c)      Exhibits.

Exhibit
Number       Description

14.1         InforMedix Holdings, Inc. Corporate Code of Conduct and Ethics.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INFORMEDIX HOLDINGS, INC.

Date:   September 9, 2004                            By:  /s/ Bruce A. Kehr
                                                          -----------------
                                                     Bruce A. Kehr
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description

14.1      InforMedix Holdings, Inc. Corporate Code of Conduct and Ethics.